UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2005
Date of Report (Date of earliest event reported)

XLR MEDICAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-50026	88-0488851
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 204, 1480 Gulf Road
Point Roberts, Washington	98281
(Address of principal executive offices)	(Zip Code)

(360) 220-5219
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 26, 2005, Peter A. Hogendoorn has resigned as the President, Chief Executive Officer and as a Director of XLR Medical Corp. (the “Company”). There was no disagreement between Mr. Hogendoorn and the Company regarding any matter relating to the Company’s operations, policies or practices.

In the interim, Logan B. Anderson, the Company’s chief financial officer, secretary, treasurer and a director, has been appointed as President and Chief Executive Officer in Mr. Hogendoorn’s place.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLR MEDICAL CORP.

Date: August 26, 2005
	By:	/s/ Logan B. Anderson
Logan B. Anderson
Chief Financial Officer